UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

May 24, 2007

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK	001-06152	13-2614959
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212-495-1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 24, 2007, The Bank of New York Company, Inc. and Mellon Financial Corporation issued a press release. Exhibit 99.1 is a copy of such press release and is incorporated herein by reference.

The information furnished under Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01	Financial Statements and Exhibits

Index to and Description of Exhibits

(d)	Exhibit	Description

	99.1	Press release, dated May 24, 2007, of The Bank of New York Company, Inc. and Mellon Financial Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2007

THE BANK OF NEW YORK COMPANY, INC. (Registrant)

By:	/S/ BART R. SCHWARTZ
Name:	Bart R. Schwartz
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 24, 2007, of The Bank of New York Company, Inc. and Mellon Financial Corporation